UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

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ZOMEDICA CORP.
(Exact name of registrant as specified in its charter)

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Alberta, Canada	001-38298	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Phoenix Drive, Suite 125

Ann Arbor, Michigan 48108

(Address of Principal Executive Offices) (Zip Code)

(734) 369-2555

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 10, 2023, Zomedica, Inc., a wholly-owned subsidiary of Zomedica Corp., entered into an amendment (the “Lease Amendment”) to the Multi-Tenant Industrial Triple Net Lease with an effective date of March 18, 2022 (the “Lease”) by and between ULF Northfield Business Center LLC (the “Landlord”) and Zomedica, Inc. for property located at 4000 Northfield Way, Roswell, GA 30076 (the “Leased Premises”).  The Amendment expands the Leased Premises by 6,000 rentable square feet (the “Expansion Premises”) from 12,400 rentable square feet (the “Existing Premises”) and extends the lease term from the date ending April 30, 2027 to a date ending sixty months after the earlier of (i) the date the Landlord delivers the Expansion Premises to Zomedica, Inc. and (ii) December 1, 2023.

As a result of the Amendment, the rent obligations increase over the term of the Lease, as amended, for the Existing Premises as follows:

Period (Measured from Expansion Date)	Annual Rate/RSF	Monthly Base Rent
05/01/2027 – Month 48	$14.06	$14,529.49
Months 49 – 60	$14.62	$15,110.67

And for the Expansion Premises as follows:

Period (Measured from Expansion Date)	Annual Rate/RSF	Monthly Base Rent
Months 1 – 12	$12.50	$6,250.00
Months 13 – 24	$13.00	$6,500.00
Months 25 – 36	$13.52	$6,760.00
Months 37 – 48	$14.06	$7,030.40
Months 49 – 60	$14.62	$7,311.62

The Amendment is furnished as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the Lease and the Lease Amendment.

(d)	Exhibit No.	Description

	10.1	First Amendment to Multi-Tenant Industrial Triple Net Lease entered into as of May 10, 2023 by and between ULF Northfield Business Center LL and Zomedica Inc.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.

Date: May 10, 2023	By:	/s/ Karen L. DeHaan-Fullerton
Karen L. DeHaan-Fullerton
General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Multi-Tenant Industrial Triple Net Lease entered into as of May 10, 2023 by and between ULF Northfield Business Center LL and Zomedica Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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